Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302(a) OF

THE SARBANES-OXLEY ACT OF 2002

I, J. Scott Di Valerio, certify that:

1. I have reviewed this Amendment No. 1 to annual report on Form 10-K of Coinstar, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 25, 2013	By:	/S/ J. SCOTT DI VALERIO
	Name:	J. Scott Di Valerio
	Title:	Chief Executive Officer